Subsequent events	12 Months Ended
Mar. 31, 2013
Subsequent events

34. Subsequent events

In the meeting of Board of Directors of the Bank held on April 23, 2013, the Board recommended a dividend of Rs. 5.5 per share, which has been subsequently approved by the shareholders in their Annual General Meeting, held on June 27, 2013. The total amount of dividend of Rs. 15,364.1 million including tax on distributed profits was paid subsequent to June 27, 2013.

Since March 31, 2013, the Indian rupee has depreciated significantly against the U. S. dollar. The Bank has translated its U. S. dollar denominated assets and liabilities using the Foreign Exchange Dealers’ Association of India (FEDAI) published rate of 54.29 rupees per U. S. dollar as of March 31, 2013. Had the Bank translated its U. S. dollar denominated assets and liabilities using the FEDAI published rate of 59.68 rupees per U. S. dollar as of July 19, 2013, its loans, net of allowances would have been stated higher by Rs. 14.4 billion, total deposits would have been stated higher by Rs. 5.1 billion and total borrowings would have been stated higher by Rs. 10.3 billion. No consideration has been given to changes in unsettled transactions from the date of the financial statements to the date the rate changed.